                                                                    Exhibit 10.2

                                    AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     HERSHA HOSPITALITY LIMITED PARTNERSHIP

     THIS AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HERSHA HOSPITALITY LIMITED PARTNERSHIP ("the Amendment") dated as of December 31, 1999, between Hersha Hospitality Trust, a Maryland real estate investment trust (the "General Partner"), and the Limited Partners (the "Limited Partners") set form in Exhibit A of the Amended and Restated Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, dated as of January 26, 1999 (the "Agreement"), recites and provides as follows:

                                    RECITALS

     WHEREAS, Hersha Hospitality Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the Commonwealth of Virginia pursuant to a Certificate of Limited Partnership filed with the Virginia State Corporation Commission effective as of May 27, 1998;

     WHEREAS, the Agreement was entered into on January 26, 1999 for the purpose of amending and restating the Agreement of Limited Partnership of the Partnership, dated as of May 27, 1998;

     WHEREAS, the parties to this Amendment desire to amend the distributions of cash and the allocations of profit under the Agreement to conform to the General Partner's deemed distributions of dividends provided for under section 857(e)(8) of the Internal Revenue Code of 1986, as amended;

     WHEREAS, the parties to this Amendment now desire to amend and modify certain provisions of the Agreement, all on the terms and conditions provided herein; and

     WHEREAS, terms used but not defined herein shall have the respective meanings set forth in the Agreement.

     NOW, THEREFORE, for and in consideration of the mutual promises and agreements herein contained, the parties hereto agree as follows:

                                    AGREEMENT

     1. Distributions of Cash. The following new section 5.02(f) shall be added to the Agreement:

          (f) For any Partnership Record Date with respect to the General Partner that occurs during October, November, or December, if the Partnership distributes cash to the General Partner pursuant to Section 5.02(a)(i) hereof in January of the succeeding year, such amount shall be deemed, for purposes of the allocations of profit to the General Partner under Section 5.01(a)(i), to have been distributed on December 31 of the year of such Partnership Record Date.

     2. Allocations of Profit. Section 5.01(a)(i) of the Agreement shall be deleted and replaced with the following:

                    (i) First, to the General Partner until the aggregate amount of profit allocated to the General Partner under this Section 5.01(a)(i) for the current and all prior years equals the aggregate Preferred Return distributed to the General Partner under Section 5.02(a)(i) for the current and all prior years, taking into account the distributions to the General Partner that are deemed to have been distributed on December 31 of each year pursuant to Section 5.02(f) hereof;

     3. Acknowledgment. The parties hereto acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in several counterparts and any single counterpart or set of counterparts signed, in either case, by all of the parties hereto shall be deemed to be an original, and all counterparts when taken together shall constitute but one and the same instrument.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, each of the General Partner and the Limited Partners, directly or through its officer thereunto duly authorized, has duly executed this Amendment as of the day and year first above written.

                                      HERSHA HOSPITALITY TRUST, a
                                      Maryland real estate investment trust


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      LIMITED PARTNERS

                                      [Limited Partners on the following pages.]

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      SHREENATHJI ENTERPRISES, LTD.,
                                      a Pennsylvania corporation


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 35,088
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      SHREE ASSOCIATES,
                                      a Pennsylvania limited partnership


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 595,351
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      JSK II ASSOCIATES,
                                      a Pennsylvania limited partnership


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 603,860
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------

Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      NEIL H. SHAH


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 571,514
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      DEVI ASSOCIATES,
                                      a Pennsylvania limited partnership


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 760,878
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      SHANTI ASSOCIATES,
                                      a Pennsylvania limited partnership,


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 458,817
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      SHREEJI ASSOCIATES,
                                      a Pennsylvania limited partnership


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 384,161
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      KUNJ ASSOCIATES,
                                      a Pennsylvania limited partnership


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 313,919
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      DAVID L. DESFOR


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 104,460
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      PATNI ASSOCIATES,
                                      a Pennsylvania limited partnership


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 149,082
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

                 ------------------

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment, all as of the 31st day of December, 1999.

                                      LIMITED PARTNER:

                                      MANAHAR GANDHI


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

Number of Units: 55,381
Date Issued:     January 26, 1999
SSN or EIN:
                 ------------------
Address:
                 ------------------

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